Segment Information	12 Months Ended
Dec. 31, 2021
Segment Reporting [Abstract]
SEGMENT INFORMATION
20	SEGMENT INFORMATION

The Group has one operating segment, which is engaged in provision of full spectrum private fundamental education and complementary education services. The Group’s chief operating decision maker is the chief executive officer of the Group who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. Accordingly, no reportable segment information is presented.

During the years ended December 31, 2019, 2020 and 2021, substantially all of the Group’s operations and long-lived assets were in the PRC.